[SYNOVICS PHARMACEUTICALS, INC.]

COMPANY CONTACT:                               INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                 Sharon Will
Ronald Howard Lane, Ph.D.                      Saggi Capital Corp.
Chairman and CEO                               (352) 595-1391
(602) 508-0112                                 sharon@saggicapital.com
Www.synovics.com
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                SYNOVICS PHARMACEUTICALS FORMS STRATEGIC ALLIANCE
                          WITH HARCHARAN (HARRY) SINGH

PHOENIX - (APRIL 26, 2007) - SYNOVICS PHARMACEUTICALS, INC., (OTC BB: SYVC) a specialty pharmaceutical company, today announced that it has formed a strategic alliance with Harcharan (Harry) Singh, who is the President and CEO of Glopec International, a privately held international trading and investment company based in Ontario, Canada . Under terms of the agreement, Synovics' operating subsidiary, Kirk Pharmaceuticals, LLC received an investment of $1,250,000 from an affiliate of Singh. Synovics also announced that Singh will consult with the Company and its board of directors on matters including sourcing low-cost active pharmaceutical ingredients and bulk pharmaceutical finished products; providing access to OTC and prescription drug candidates developed in India and China; and other issues related to the pharmaceutical industry and business operations.

Mr. Singh currently serves on the board of five pharmaceutical companies located in India and Ireland. Previously, Mr. Singh has been a Director of Cyanamid India, General Manager and COO of Tata Pharma, and Product Group Manager of consumer, pharmaceutical and chemical products for Warner Lambert Co. subsidiary in India (Warner Hindustan). Mr. Singh received a B. Tech. from the India Institute of Technology, Madras and an MBA from the Indian Institute of Management, Ahmedabad.

"Harry has more than 30 years of experience in international pharmaceutical commerce. Along with his extended list of accomplishments, he brings to Synovics a wealth of relationships," said Ronald H. Lane, Ph.D., Synovics Chairman and Chief Executive Officer. "The affiliation with Harry provides Synovics with a remarkable level of experience, industry access and stellar reputation and we are fortunate to have him as a new partner."

Mr. Singh noted, "I am extremely enthused about Synovics' prospects and am looking forward to using my years of experience, industry knowledge and contacts to invest in this significant venture. I believe the combination of the platform established by Synovics, the evolution of the generic drug industry, and the advantages contributed by Glopec, positions the Company for an exceptional opportunity and for the potential of significant achievement. In working with management and the board of directors, I am impressed with their dedication and commitment to the success of this Company, and I truly believe as we work together, we have the opportunity to do something very special."

Dr. David Coffin-Beach, Synovics' newly appointed President and COO commented, "I have known and worked with Harry for more than 15 years, and based on my experience, I believe his

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association  with Synovics is a very  significant  event in the evolution of the
Company. I have found Harry to be exceptionally able with respect to the global pharmaceutical market and clearly will bring a new dimension to the Company with his worldwide scope and areas of expertise. Finally and perhaps most important, Harry is a man of unquestionable integrity.

"Harry has already immersed himself in our product development planning program, and I expect to see his impact in the near term on the growth of our OTC business at Kirk Pharmaceuticals as well as our longer term prescription drug development program. Harry consistently demonstrates a high level of energy, a strong work ethic and a willingness to assist in addressing the most demanding issues. Harry will clearly bring to Synovics competitive advantages in all aspects of the business. When considered with current management and our VCG&A partner, the team we are assembling within the Synovics is rapidly making progress toward our goal of bringing this Company to a new level of operational excellence."

ABOUT SYNOVICS:

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription Oral Control Release (ORC) generic and Immediate Release (IR) drugs, improved formulations of previously approved drugs and Over the Counter (OTC) drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, Inc. and ANDAPharm, Inc., which manufacture and sell OTC and prescriptions private label drugs respectively. In July 2006 Synovics announced the approval of its first Abbreviated Drug Application (ANDA) by the FDA, 500 mg metformin XR. Synovics is in the process of filing for a site transfer of this ANDA to ANDAPharm for manufacturing. In March 2007, the Company announced that it had entered into a binding letter of intent for exclusive, world-wide rights to the development and commercialization of the PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole. The U.S. market for the branded omeprazole OTC exceeds $600 million. There is presently no approved omeprazole OTC product competitive to the brand on the market.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; OUTCOME OF THE DISPUTE RESOLUTION WITH NOSTRUM CONCERNING THE COMPANY'S TECHNOLOGY LICENSE, RIGHTS TO DEVELOPMENT AND MARKET PRODUCTS BASED ON THE USE OF THE TECHNOLOGY, AND RELATED MATTERS INCLUDING THE COMPANY'S LICENSED RIGHTS TO THE FOUR GENERIC DRUG CANDIDATES, SNG1001A, SNG1002A, SNG1003A, B AND C, AND SNG1004A, B AND C AND ITS FDA APPROVED METFORMIN XR 500MG GENERIC DRUG; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S

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FINANCIAL  STATEMENTS;  THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY
FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES IT EXPECTS; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON
SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF ONGOING EFFORTS TO IMPROVE KIRKS OPERATIONAL EFFICIENCY AND CUSTOMER PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.



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